RYDEX DYNAMIC FUNDS

                              DYNAMIC S&P 500 FUND
                          INVERSE DYNAMIC S&P 500 FUND
                                DYNAMIC OTC FUND
                            INVERSE DYNAMIC OTC FUND
                                DYNAMIC DOW FUND
                            INVERSE DYNAMIC DOW FUND
                          DYNAMIC RUSSELL 2000(R) FUND
                      INVERSE DYNAMIC RUSSELL 2000(R) FUND


                      Supplement dated July 14, 2006 to the
                         A-Class and C-Class Prospectus
                                dated May 1, 2006


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


Effective August 1, 2006, the last bullet point under the heading "Sales Charge Waivers" on page 70 is replaced by the following:

     o Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 participating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





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